Supplement to the
Fidelity® Trend Fund
February 28, 2004
Prospectus

Shareholder Meeting. On or about April 14, 2004, a meeting of the shareholders of Fidelity® Trend Fund will be held to approve various proposals. Shareholders of record on February 17, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

TRE-04-02 February 28, 2004
1.717691.107